Exhibit 10.31

                                 PROMISSORY NOTE

$50,000.00


      FOR VALUE RECEIVED, the undersigned COMPLIANCE SYSTEMS CORPORATION (the "Borrower"), having an address 90 Pratt Oval, Glen Cove, New York 11542, promises to pay to the order of BRAD FRIEDMAN, (the "Holder") at 360 First Avenue, Apt 2G, New York, New York 10010 or at such other place as may, from time to time, be designated in writing by the Holder of this Note, the principal sum of Fifty Thousand and 00/100 ($50,000.00) dollars (the "Principal Indebtedness"), together with interest thereon from and including the date hereof through the date of repayment at the rate herein provided. The time of payment of said principal sum and interest, shall be as follows:

      Interest-only on the unpaid Principal Indebtedness from the date hereof at the rate of Nine (9%) percent per annum, shall be payable, in arrears, on September 30, 2005, and quarterly thereafter on the last day of each December, March and June to and including June 30, 2007. The entire unpaid Principal Indebtedness and any interest accrued thereon shall be due and payable on June 30, 2007.

      All sums payable hereunder are payable in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts. In the event this Note shall be referred to an attorney for collection of the amount due hereunder, Borrower shall be responsible to pay all costs of collection, including, without limitation, reasonable attorney's fees, court costs and statutory interest charges.

      The time for the repayment of the Principal Indebtedness, and the time for interest payments as herein stated are of the essence of this Note. If the said repayment of the Principal Indebtedness, or the accrued interest thereon is not paid in full within thirty (30) days after the stated due dates, then the amount of the payment due shall bear interest from the due date to the actual date of payment at the lower of(a) the rate of eighteen (18%) percent per annum computed from the said due date to the date of actual payment, or (b) the maximum rate of interest permitted by applicable law.

      The makers and endorsers hereof, jointly and severally, waive (i) valuation and appraisement, demand, presentment for payment, notice of dishonor, protest and notice of protest with respect to this Note, and (ii) any right it may have to demand a trial by jury with respect to the enforcement of, or any controversy arising under or in any way relating to, this Note.

      This Note and every covenant and agreement herein contained shall be binding upon Borrower and his successors and assigns, and shall inure to the benefit of Holder and his successors and assigns.

      Borrower may repay the Principal Indebtedness in whole or in part, together with all interest and other charges due hereunder at any time without premium or penalty.

      This Note may not be changed or terminated orally.

      This Note shall be construed and enforced in accordance with the laws of the State of New York. The Maker expressly submits and consents to the jurisdiction of the state and federal courts located in the State of New York, County of Suffolk, with respect to any claim or demand upon the undersigned based upon this Note or any amendment or supplement thereto, and the Maker hereby waives personal service of such summons and complaint or process may be made by registered or certified mail to the Maker at the address set forth herein. The failure of the Maker to appear or answer within thirty (30) days after the mailing of such summons, complaint or process shall constitute a default entitling the Holder to enter a judgment or order as demanded or prayed for therein to the extent that the Court or duly authorized officer may authorize or permit.

      IN WITNESS WHEREOF, the undersigned has executed this Note as of the 1st day of August, 2005.

                                          -------------------------------
                                          Barry M. Brookstein
                                          Chief Financial Officer
                                          COMPLIANCE SYSTEMS CORPORATION


------------------------
Dean Garfinkel


------------------------
Barry M. Brookstein